                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934*


         Date of Report (Date of earliest event reported): May 20, 2004
                                                           ------------


                         Finlay Fine Jewelry Corporation
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                          33-59380                 13-3287757
--------------------------------------------------------------------------------
(State or other                     (Commission               (IRS Employer
jurisdiction of                      File Number)           Identification No.)
 incorporation)


     529 Fifth Avenue, New York, New York                         10017
   ----------------------------------------                     ----------
   (Address of principal executive offices)                     (zip code)


       Registrant's Telephone Number, including Area Code: (212) 808-2800
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



* The Registrant is not subject to the filing requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this Current Report on Form 8-K.

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On May 20, 2004, Finlay Fine Jewelry Corporation ("Finlay Jewelry") and Finlay Enterprises, Inc. (the "Company) issued a press release announcing the receipt of the requisite tenders and consents from holders of the Company's $75 million outstanding principal amount of its 9% Senior Debentures due 2008 and holders of Finlay Jewelry's $150 million outstanding principal amount of its 8 3/8% Senior Notes due 2008 to amend the related indentures.

     The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) - (b)  Not applicable.

(c)        Exhibits.

           The following exhibit is furnished with this Form 8-K:

           99.1   Finlay Enterprises, Inc. press release dated May 20, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 FINLAY FINE JEWELRY CORPORATION
                                                 (Registrant)

Dated:  May 20, 2004                             By: /s/ Bruce E. Zurlnick
                                                     ---------------------------
                                                     Bruce E. Zurlnick
                                                     Senior Vice President,
                                                     Treasurer and Chief
                                                     Financial Officer